                                  SCHEDULE 14C
                                 (RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

                           Chindex International, Inc.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1)  Title of each class of securities to which transaction applies:

          ......................................................................

     (2)  Aggregate number of securities to which the transaction applies:

          ......................................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ......................................................................

     (4)  Proposed maximum aggregate value of transaction:

          ......................................................................

     (5)  Total fee paid:

          ......................................................................

          [ ]  Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

          ......................................................................

     (2)  Form, Schedule or Registration Statement No.:

          ......................................................................

     (3)  Filing Party:

          ......................................................................

     (4)  Date Filed:

          ......................................................................

                           CHINDEX INTERNATIONAL, INC.
                 7201 Wisconsin Avenue, Bethesda, Maryland 20814


                              INFORMATION STATEMENT
                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY


Bethesda, Maryland
August 21, 2003

         This information statement is being mailed on or about August 21, 2003 to the stockholders of record on August 19, 2003 (the "Record Date") of Chindex International, Inc., a Delaware corporation (the "Company"), in connection with certain actions taken by the written consent by the majority stockholders of the Company, dated on or about August 7, 2003. Certain actions to be taken pursuant to the written consent shall be taken on or about September 10, 2003, at least 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING


                                            By Order of the Board of Directors,

                                            /s/ Elyse Beth Silverberg

                                            Secretary

NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS DATED AUGUST 7, 2003

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to the written consent of a majority of stockholders dated August 7, 2003, in lieu of a special meeting of the stockholders:

     o On or about September 10, 2003, the Company's Certificate of Incorporation will be amended (by the filing of the certificate of amendment substantially in the form attached hereto as Exhibit A) to increase the number of authorized shares of stock of the Company by 600,000 shares and a concomitant increase in the authorized number of shares of Class B common stock, par value $.01 per share (the "Class B Common Stock"), of the Company from 200,000 shares to 800,000 shares.

     o Although there can be no assurances, the Company intends to mail within 60 days of the date hereof to the Company's holders of common stock, par value $.01 per share (the "Common Stock"), a notice of special meeting, proxy statement and proxy card relating to a proposed special meeting of stockholders with respect to an amendment to the Company's Certificate of Incorporation (substantially in the form attached hereto as Exhibit B) to increase the number of authorized shares of stock of the Company by an additional 3,700,000 shares and a concomitant increase in the authorized number of shares of Common Stock from 2,300,000 shares to 6,000,000 shares. The special meeting will be held in order to submit the proposed increase in the number of authorized shares of Common Stock to the holders of Common Stock for ratification and approval, which is required for such increase.

The share amounts set forth in this Information Statement do not give effect to the Dividend, as defined below.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         As of the Record Date, the Company's authorized capitalization consisted of 2,300,000 shares of Common Stock, of which 743,430 shares were issued and outstanding as of the Record Date, 200,000 shares of Class B Common Stock, of which 193,750 were issued and outstanding as of the Record Date, and 500,000 shares of preferred stock, none of which was issued or outstanding on the Record Date. Holders of Common Stock and Class B Common Stock of the Company have no preemptive rights to acquire or subscribe to any shares of Common Stock.

         Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders and each share of Class B Common Stock entitles its holder to six votes on each matter submitted to the stockholders. Shares of Common Stock and Class B Common Stock vote as one class. Since stockholders holding Class B Common Stock representing at least a majority of the votes of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposals by majority written consent dated August 7, 2003, and have sufficient voting power to approve such proposals through their ownership of capital stock, no stockholder consents will be solicited in connection with this Information Statement, except with respect to ratification and approval of the proposed increase in the number of authorized shares of Common Stock by the holders thereof.

         Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal to increase the authorized shares of Class B Common Stock will not be adopted until a date at least 20 days after the date on which this Information Statement has been first mailed to the stockholders. The Company anticipates that the actions contemplated herein with respect to the Class B Common Stock will be effected on or about the close of business on September 10, 2003.

         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company's common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

         This Information Statement will serve as written notice to stockholders pursuant to Section 222 of the General Corporation Law of the State of Delaware.

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION

         On August 7, 2003, the stockholders of the Company having a majority of the votes eligible to vote on the matter approved amending the Company's Certificate of Incorporation to increase the number of authorized shares of stock of the Company by 3,700,000 shares and a concomitant increase in the authorized number of shares of Common Stock from 2,300,000 to 6,000,000 and to increase the number of authorized shares of stock of the Company by 600,000 shares and a concomitant increase in the authorized number of shares of Class B common stock, par value $.01 per share (the "Class B Common Stock"), of the Company from 200,000 shares to 800,000 shares. The Company has outstanding as of the Record Date 743,430 shares of Common Stock, 193,750 shares of Class B Common Stock, and no shares of preferred stock. The Board of Directors believes that the increase in authorized shares of Class B Common Stock and Common Stock would provide the Company sufficient shares of Class B Common Stock to fulfill the 100% stock split by way of a stock dividend (the "Dividend") declared by the Board of Directors of the Company with respect to outstanding shares of Common Stock and Class B Common Stock as of August 18, 2003, to provide sufficient shares of Common Stock and Class B Common Stock for certain additional stock dividends and to provide greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing and stock based acquisitions, among other things.

                       INCREASE IN AUTHORIZED COMMON STOCK

         The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of Common Stock and the terms of the Class B Common Stock will be identical to those of the currently outstanding shares of Class B Common Stock. Since holders of Common Stock and Class B Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock and/or Class B Common Stock may reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

         As of the Record Date, a total of 743,430 shares of the Company's currently-authorized 2,300,000 shares of Common Stock are issued and outstanding and a total of 193,750 shares of the Company's currently-authorized 200,000 shares of Class B Common Stock are issued and outstanding: The increase in the number of authorized and unissued shares of Common Stock, which will be subject to ratification and approval by the holders of Common Stock, and in the number of authorized and unissued shares of Class B Common Stock would enable the Company to fulfill its delivery of Class B Common Stock pursuant to the Dividend and enhance the Company's ability to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

         The proposed increase in the authorized number of shares of Common Stock and Class B Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

         The Company currently has no plans, arrangements, commitments or understandings, written or oral, for the issuance of the additional shares of Common Stock or Class B Common Stock that are proposed to be authorized, except the issuance of 193,750 shares of Class B Common Stock in the Dividend.

         Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock or Class B Common Stock that may be issued in the future and, therefore, future issuances of Common Stock and/or Class B Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of existing stockholders.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as to the ownership of shares of the Company's Common Stock and Class B Common Stock as of the record date with respect to (i) holders known to the Company to beneficially own more than five percent (5%) of the outstanding Common Stock or the Class B Common Stock, (ii) each director, (iii) the Company's Chief Executive Officer and each other executive officer whose annual cash compensation for 2002 or the three months ended March 31, 2003, exceeded $100,000 and (iv) all directors and executive officers of the Company as a group. The following amounts take into account the Stock Dividend (which did not apply to the Company's Class B Common Stock).

                                                    Amount and Nature
                                                      of Beneficial
                                                       Ownership(2) (3)                         Percent of:
                                            -----------------------------------         --------------------------
                                                                                                           Class B
Name and Address of                           Common               Class B              Common              Common
Beneficial Stockholder (1)                    Stock            Common Stock(4)           Stock               Stock
--------------------------                  ---------          ---------------          ------              ------
Roberta Lipson                              24,503(5)               110,000(6)            3.2%             56.8%

Elyse Beth Silverberg                       29,493(7)                65,125               3.9%             33.6%

Lawrence Pemble                             24,487(8)                18,625               3.2%              9.6%

Robert C. Goodwin, Jr.                      44,582(9)                     0               5.7%              0%

Julius Y. Oestreicher                       28,633(10)                    0               3.8%              0%

A. Kenneth Nilsson                          28,633(11)                    0               3.8%              0%

Carol R. Kaufman                            13,590(12)                    0               1.8%              0%

Steven T. Newby                            131,858(13)                    0              18.0%              0%
   55 Quince Orchard Rd.
   Suite 606
   Gaithersburg, MD 20878

Rosalind Davidowitz                         39,363(14)                    0               5.4%              0%
   7 Sutton Place South
   Lawrence, NY 11558

All Executive Officers                     193,921(15)              193,750              21.1%            100.0%
and Directors as a Group


(7 persons)

(1) Unless otherwise indicated, the business address of each person named in the table is c/o Chindex International, Inc., 7201 Wisconsin Avenue, Bethesda, Maryland 20814.

(2) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares indicated below.

(3) Beneficial ownership is calculated in accordance with Regulation S-K as promulgated by the SEC.

(4) The Class B Common Stock is entitled to six votes per share, whereas the Common Stock is entitled to one vote per share.

(5) Includes 24,200 shares underlying options that are currently exercisable with respect to all of the underlying shares.

(6) Includes 5,000 shares held by each of the Ariel Benjamin Lee Trust, Daniel Lipson Plafker Trust and Jonathan Lipson Plafker Trust, all of which Ms. Lipson is a trustee.

(7) Includes 24,200 shares underlying options that are currently exercisable with respect to all of the underlying shares.

(8) Includes 24,200 shares underlying options that are currently exercisable with respect to all of the underlying shares.

(9) Includes 42,955 shares underlying options that are currently exercisable with respect to all of the underlying shares.

(10) Represents shares underlying options that are currently exercisable with respect to all of the underlying shares, giving effect to the Stock Dividend. Does not include 2,750 shares of Common Stock beneficially owned by Mr. Oestreicher's wife, with respect to which Mr. Oestreicher disclaims any beneficial ownership.

(11) Includes 27,120 shares underlying options that are currently exercisable with respect to all of the underlying shares.

(12) Represents shares underlying options that are currently exercisable with respect to all of the underlying shares.

(13) The amount and nature of beneficial ownership of these shares by Steven T. Newby is based solely on a Schedule 13G/A filed by Mr. Newby with the SEC. The Company has no independent knowledge of the accuracy or completeness of the information set forth in such Schedule 13G/A, but has no reason to believe that such information is not complete or accurate.

(14) The amount and nature of beneficial ownership of these shares by Rosalind Davidowitz is based solely on a Schedule 13G filed by Ms. Davidowitz with the SEC. The Company has no independent knowledge of the accuracy or completeness of the information set forth in such Schedule 13G, but has no reason to believe that such information is not complete or accurate.

(15) Includes 184,898 shares underlying options that are currently exercisable with respect to all of the underlying shares. The following table sets forth information as to the ownership of shares.

                             ADDITIONAL INFORMATION

         The Company's annual report on Form 10-K for the fiscal year ended December 31, 2002, transition report on Form 10-Q for the period ended March 31, 2003 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 are being delivered to you with this Information Statement. The Company will furnish a copy of any exhibit thereto or other information upon request by a stockholder to Elyse Beth Silverberg, Secretary, Chindex International, Inc., 7201 Wisconsin Avenue, Bethesda, Maryland 20814, (301) 215-7777.

                                            By Order of the Board of Directors,

                                            /s/ Roberta Lipson

                                            Chairperson of the Board and
                                            Chief Executive Officer
Bethesda, Maryland
August 21, 2003

                                    EXHIBIT A
                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                           CHINDEX INTERNATIONAL, INC.

         The undersigned, being the Chief Executive Officer and Secretary of CHINDEX INTERNATIONAL, INC., a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the said corporation as follows:

         1. The name of the Corporation (hereinafter referred to as the "Company") is Chindex International, Inc. The date of filing the original Certificate of Incorporation with the Secretary of State of Delaware was June 17, 2002.

         2. The first sentence of Article FOURTH of said certificate of incorporation is hereby amended to read in its entirety as follows:

            "The total number of shares of stock which the Corporation shall have the authority to issue is 3,600,000 shares, consisting of 2,300,000 shares of common stock, par value $.01 per share, 800,000 shares of Class B Common stock, par value $.01 per share, and 500,000 shares of preferred stock, par value $.01 per share."

         3. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Company's Board of Directors and a majority written consent of the Company's stockholders representing a majority of votes eligible to vote in accordance with the provisions of Sections 141, 228 and 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Company has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Company's Certificate of Incorporation, as amended, to be signed by Roberta Lipson, its Chief Executive Officer, and Elyse Beth Silverberg, its Secretary, this __ day of September, 2003.

                                            CHINDEX INTERNATIONAL, INC.


                                            By:
                                               ---------------------------------
                                               Roberta Lipson,
                                               Chief Executive Officer

                                            By:
                                               ---------------------------------
                                               Elyse Beth Silverberg, Secretary

                                    EXHIBIT B
                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                           CHINDEX INTERNATIONAL, INC.

         The undersigned, being the Chief Executive Officer and Secretary of CHINDEX INTERNATIONAL, INC., a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the said corporation as follows:

         1. The name of the Corporation (hereinafter referred to as the "Company") is Chindex International, Inc. The date of filing the original Certificate of Incorporation with the Secretary of State of Delaware was June 17, 2002.

         2. The first sentence of Article FOURTH of said certificate of incorporation is hereby amended to read in its entirety as follows:

            "The total number of shares of stock which the Corporation shall have the authority to issue is 7,300,000 shares, consisting of 6,000,000 shares of common stock, par value $.01 per share, 800,000 shares of Class B Common stock, par value $.01 per share, and 500,000 shares of preferred stock, par value $.01 per share."

         3. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Company's Board of Directors and a majority written consent of the Company's stockholders representing a majority of votes eligible to vote in accordance with the provisions of Sections 141, 228 and 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Company has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Company's Certificate of Incorporation, as amended, to be signed by Roberta Lipson, its Chief Executive Officer, and Elyse Beth Silverberg, its Secretary, this __ day of _______, 2003.

                                             CHINDEX INTERNATIONAL, INC.


                                             By:
                                                --------------------------------
                                                Roberta Lipson,
                                                Chief Executive Officer

                                             By:
                                                --------------------------------
                                                Elyse Beth Silverberg, Secretary